Exhibit 10.2

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of May 28, 2008, by and among NovaDel Pharma Inc., a Delaware corporation (the “Company”), and those accredited investors listed on the signature pages attached hereto (the “Purchasers”).

WHEREAS, the Company and the Purchasers previously entered into a Securities Purchase Agreement attached hereto as Exhibit A (the “Agreement”) in connection with the sale, transfer and assignment to the Purchasers of up to $4,000,000 of (i) senior secured convertible promissory notes (the “Convertible Notes”), which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) five-year warrants1 to purchase shares of Common Stock (the “Warrants”), of which (A) up to $2,000,000 shall be funded upon approval from the American Stock Exchange (“AMEX”) following the date hereof (the “Initial Closing”) and (B) upon Stockholder Approval (as defined below) and at the Company’s option, additional amounts such that the total commitment, inclusive of the amount at the Initial Closing equals up to $4,000,000. Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

WHEREAS, the Company and the Purchasers wish to enter into this Amendment in order to clarify certain terms of the Agreement.

NOW,THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Section A(1) is hereby amended and restated in its entirety to read as follows:

Subject to the conditions to each Closing set forth herein, the Company shall sell, issue and deliver, and each Purchaser shall purchase from the Company, the Convertible Notes and the Warrants. The aggregate amount of Note Shares underlying the Convertible Notes to be issued pursuant to the Initial Closing (based on the initial Conversion Price for such Convertible Notes as specified in Section B(2) hereof) shall not exceed 5,000,000 shares of the Company’s Common Stock, which together with prior securities owned by the Purchasers, equals 19.8% of the total shares of Common Stock outstanding on a post-closing basis, such that the Purchasers do not acquire beneficial ownership of more than 19.99% and the Offering is not deemed to be a change of control under AMEX rules. The Warrants to be issued pursuant to the Initial Closing shall be subject to a cap on the number of Warrant Shares that can be issued upon the exercise of the Warrants to a maximum of 19.99% of the Company’s outstanding Common Stock at the time of exercise unless the Company receives shareholder approval in accordance with AMEX rules.

2.         Except as amended hereby, the terms and provisions of the Agreement remain in full force and effect.

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1  Equal to 60% of the face value of the Convertible Notes then issued, valuing the shares at the applicable Conversion Price.

3.         This Amendment shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York and shall be binding upon the Purchasers, the Purchasers’ heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns

4.         This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and may be executed by facsimile signatures.

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

NOVADEL PHARMA INC.

By:	/s/ MICHAEL E. SPICER
Name:	Michael E. Spicer
Title:	Chief Financial Officer

PROQUEST INVESTMENTS II, L.P.
By:	ProQuest Associates II LLC, its general partner

By:	/s/ PASQUALE DEANGELIS
Name:	Pasquale DeAngelis
Title:	Managing Member

PROQUEST INVESTMENTS II ADVISORS FUND, L.P.
By:	ProQuest Associates II LLC, its general partner

By:	/s/ PASQUALE DEANGELIS
Name:	Pasquale DeAngelis
Title:	Managing Member

PROQUEST INVESTMENTS III, L.P.
By:	ProQuest Associates III LLC, its general partner

By:	/s/ PASQUALE DEANGELIS
Name:	Pasquale DeAngelis
Title:	Managing Member

Exhibit A

Securities Purchase Agreement